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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                         -----------------------------

                                   FORM 8-K

                                CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

                               NOVEMBER 10, 1998
                                Date of Report
                       (Date of earliest event reported)


                               UTILX CORPORATION
                        COMMISSION FILE NUMBER 0-16821

               DELAWARE                               91-1171716
       (State of Incorporation)             (I.R.S. Identification Number)

           P. O. BOX 97009
     KENT, WASHINGTON  98064-9709                   (253) 395-0200
   (Address of Principal Executive                (Telephone Number)
               Offices)


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               The total number of pages in this Form 8-K is 3.

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ITEM  5.  OTHER EVENTS


UTILX Corporation announced on October 30, 1998, that Craig E. Davies, President and C.E.O., had left the Company to pursue other opportunities. Mr. Davies, who had been President and C.E.O. since April 1, 1994, also resigned from the Company's Board of Directors.

William M. Weisfield, Chairman of the Board of Directors of the Company, was appointed to serve as the Acting Chief Executive Officer on an interim basis. The Company announced that a search for a permanent successor would be initiated immediately.



ITEM 7.  EXHIBITS

          99.1  Press Release.


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                                  SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      UTILX CORPORATION
                              ----------------------------------
                                         (Registrant)


Date:  November 10, 1998      By: /s/ Larry D. Pihl
                                  ---------------------------------------
                                  Larry D. Pihl, Vice President/Chief
                                       Financial Officer



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